UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

December 31, 2023

VP Inflation Protection Fund
Class I (APTIX)
Class II (AIPTX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	APTIX	3.60%	2.90%	2.16%	5/7/04
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index	—	3.90%	3.15%	2.42%	—
Class II	AIPTX	3.40%	2.65%	1.90%	12/31/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2023
Class I — $12,377

Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index — $12,702

Total Annual Fund Operating Expenses
Class I	Class II
0.52%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jim Platz and Miguel Castillo

Performance Summary

VP Inflation Protection returned 3.40%* for the 12 months ended December 31, 2023. The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index returned 3.90% for the same period. Fund returns reflect operating expenses, while index returns do not.

Fixed-income investors navigated another volatile market in 2023. But unlike 2022, broad indices ended the 12-month period with gains, largely due to early and late-year rallies.

Bonds broadly advanced early in 2023, when high-profile bank failures sparked a flight to quality. But sentiment quickly shifted, and Treasury yields reversed course and generally surged through October, when they reached multiyear highs. But amid moderating inflation and expectations for a Federal Reserve (Fed) policy pivot, yields reversed course again and dropped sharply by year-end. Similarly, market-based inflation expectations also declined.

The Fed’s tightening campaign helped fuel a steady slowdown in headline inflation during the year. The Fed hiked interest rates at its first three policy meetings of the year before pausing in June. Policymakers lifted rates again in July, to a range of 5.25% to 5.5%, where they remained through year-end. By December, the Fed adopted a more dovish tone and penciled in three rate cuts for 2024.

Against this backdrop, the 10-year TIPS yield ended the year at 1.7%, compared with 1.58% on December 31, 2022. After topping 5% in October, the 10-year Treasury yield ended 2023 at 3.88%, unchanged from the previous year-end. The two-year Treasury ended the year yielding 4.25%, 17 bps lower than December 31, 2022. The late-year rally helped restore 12-month gains for the broad U.S. bond market and all its sectors. With inflation expectations easing, TIPS underperformed nominal Treasuries, corporates and mortgage-backed securities.

Duration Exposure Weighed on Results

We maintained a slightly longer-than-index duration position throughout 2023. With real yields rising overall for the year and nominal yields rising through much of the period, this strategy weighed on overall performance. However, our longer-duration position aided performance late in the year, as yields tumbled in November and December. That significant rally prompted us to reduce our duration overweight by year-end.

Out-of-Index Positions Contributed to Performance

At the end of 2023, the portfolio was fully invested in TIPS as allowed by Internal Revenue Service (IRS) portfolio diversification regulations for insurance products (55% of assets). The remainder was primarily invested in out-of-index securitized and investment-grade corporate securities, which lifted relative results. These credit-sensitive securities generally outperformed the all-TIPS index for the period.

Exposure to inflation-indexed debt also aided performance. To maximize inflation exposure while adhering to the IRS’ TIPS limit, we used out-of-index inflation swaps to create an inflation overlay for the corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (Consumer Price Index). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight regarding this risk. This strategy combined with our preference for shorter-maturity TIPS contributed positively to the portfolio’s relative performance for the year.

*All fund returns referenced in this commentary are for Class II shares. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	54.3%
U.S. Government Agency Securities	9.3%
U.S. Government Agency Mortgage-Backed Securities	7.5%
Corporate Bonds	6.3%
Collateralized Loan Obligations	3.7%
Collateralized Mortgage Obligations	3.2%
Sovereign Governments and Agencies	3.2%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	2.0%
Municipal Securities	0.4%
Short-Term Investments	8.5%
Other Assets and Liabilities	(0.4)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,015.80	$3.25	0.64%
Class II	$1,000	$1,014.60	$4.52	0.89%
Hypothetical
Class I	$1,000	$1,021.98	$3.26	0.64%
Class II	$1,000	$1,020.72	$4.53	0.89%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2023

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 54.3%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	$11,356,484	$11,269,380
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	6,840,163	6,902,567
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	8,966,234	8,913,720
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	4,176,814	4,475,822
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	8,991,071	9,297,950
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	866,565	970,039
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	14,276,060	11,583,341
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	19,175,451	14,995,291
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	14,123,679	12,637,506
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	15,676,680	12,270,967
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	11,035,805	9,038,254
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	7,391,520	5,832,083
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48	1,247,510	1,007,826
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/49	244,506	197,064
U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	10,505,885	6,858,457
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	9,039,240	5,603,857
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/52	8,553,474	5,251,640
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	6,240,358	6,021,981
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26	17,888,860	17,030,417
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	9,625,425	9,173,326
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/26(1)	9,794,373	9,302,761
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	1,273,520	1,210,512
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/27	16,888,025	15,873,175
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27	11,507,040	10,937,193
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	19,393,338	18,356,917
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/28	3,589,635	3,497,324
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	5,482,485	5,248,810
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	14,467,849	13,119,458
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	3,239,595	2,928,222
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31	19,499,040	17,414,373
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/31	9,124,931	8,117,087
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32	24,159,693	21,232,463
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/32	9,052,655	8,275,714
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/33	7,952,175	7,528,365
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/33	9,572,094	9,287,609
TOTAL U.S. TREASURY SECURITIES (Cost $353,890,843)		311,661,471
U.S. GOVERNMENT AGENCY SECURITIES — 9.3%
FHLMC, 6.25%, 7/15/32	15,050,000	17,460,285
FNMA, 6.625%, 11/15/30	27,000,000	31,094,138
Tennessee Valley Authority, 3.875%, 3/15/28	2,535,000	2,525,150
Tennessee Valley Authority, 4.70%, 7/15/33	2,058,000	2,162,662
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $55,170,486)		53,242,235

	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 7.5%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 7.5%
FHLMC, 2.50%, 10/1/51	$2,949,976	$2,529,063
FHLMC, 3.50%, 8/1/52	2,919,976	2,680,146
FHLMC, 4.50%, 10/1/52	2,706,623	2,625,555
FHLMC, 6.00%, 1/1/53	2,850,676	2,900,631
FNMA, 2.50%, 1/1/52	11,663,915	9,986,965
FNMA, 4.00%, 9/1/52	14,477,786	13,707,492
FNMA, 5.50%, 1/1/53	5,827,561	5,855,165
GNMA, 5.50%, 12/20/52	2,606,255	2,627,888
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $43,798,068)		42,912,905
CORPORATE BONDS — 6.3%
Automobiles — 1.0%
Honda Motor Co. Ltd., 2.27%, 3/10/25	2,340,000	2,269,221
Toyota Motor Credit Corp., 2.50%, 3/22/24	3,299,000	3,277,968
		5,547,189
Banks — 2.3%
Bank of America Corp., VRN, 3.46%, 3/15/25	3,355,000	3,339,496
Bank of America Corp., VRN, 5.82%, 9/15/29	355,000	366,678
Bank of America Corp., VRN, 2.88%, 10/22/30	777,000	690,005
Bank of Montreal, 5.27%, 12/11/26	361,000	366,130
Citigroup, Inc., VRN, 3.67%, 7/24/28	190,000	181,201
Citigroup, Inc., VRN, 3.52%, 10/27/28	154,000	145,745
Citigroup, Inc., VRN, 3.98%, 3/20/30	236,000	224,161
JPMorgan Chase & Co., VRN, 5.55%, 12/15/25	1,367,000	1,368,376
JPMorgan Chase & Co., VRN, 4.01%, 4/23/29	558,000	537,325
JPMorgan Chase & Co., VRN, 5.30%, 7/24/29	1,205,000	1,223,434
JPMorgan Chase & Co., VRN, 6.09%, 10/23/29	459,000	482,838
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	628,000	543,275
JPMorgan Chase Bank NA, 5.11%, 12/8/26	755,000	762,070
Toronto-Dominion Bank, 5.26%, 12/11/26	299,000	305,021
Wells Fargo & Co., VRN, 5.57%, 7/25/29	455,000	464,856
Wells Fargo & Co., VRN, 4.90%, 7/25/33	469,000	457,154
Wells Fargo & Co., VRN, 5.39%, 4/24/34	320,000	321,577
Wells Fargo Bank NA, 5.25%, 12/11/26	1,450,000	1,468,279
		13,247,621
Biotechnology — 0.2%
AbbVie, Inc., 2.95%, 11/21/26	1,200,000	1,151,042
Capital Markets — 0.1%
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	669,000	666,698
Consumer Finance — 0.2%
BOC Aviation USA Corp., 1.625%, 4/29/24(2)	1,072,000	1,058,510
Health Care Equipment and Supplies — 0.2%
Stryker Corp., 4.85%, 12/8/28	1,108,000	1,121,173
Health Care Providers and Services — 0.3%
Roche Holdings, Inc., 2.31%, 3/10/27(2)	1,930,000	1,816,790
Life Sciences Tools and Services — 0.7%
Thermo Fisher Scientific, Inc., 1.22%, 10/18/24	3,930,000	3,806,375
Machinery — 0.5%
Caterpillar Financial Services Corp., 3.65%, 8/12/25	3,160,000	3,109,984

	Principal Amount/Shares	Value
Multi-Utilities — 0.1%
Sempra, 3.30%, 4/1/25	$767,000	$748,899
Oil, Gas and Consumable Fuels — 0.7%
Exxon Mobil Corp., 2.71%, 3/6/25	3,770,000	3,684,540
TOTAL CORPORATE BONDS (Cost $36,286,973)		35,958,821
COLLATERALIZED LOAN OBLIGATIONS — 3.7%
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 6.70%, (3-month SOFR plus 1.28%), 4/20/31(2)	1,411,007	1,410,737
Dryden 43 Senior Loan Fund, Series 2016-43A, Class B2R2, 3.09%, 4/20/34(2)	3,000,000	2,645,578
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 6.80%, (3-month SOFR plus 1.38%), 7/20/31(2)	1,700,000	1,702,308
KKR CLO 22 Ltd., Series 2022A, Class A, VRN, 6.83%, (3-month SOFR plus 1.41%), 7/20/31(2)	2,211,087	2,213,623
KKR Static CLO I Ltd., Series 2022-1A, Class B, VRN, 8.02%, (3-month SOFR plus 2.60%), 7/20/31(2)	2,200,000	2,209,247
KKR Static CLO I Ltd., Series 2022-1A, Class BR, VRN, 7.37%, (3-month SOFR plus 2.00%), 7/20/31(2)(3)	1,975,000	1,975,000
Magnetite XXIX Ltd., Series 2021-29A, Class B, VRN, 7.06%, (3-month SOFR plus 1.66%), 1/15/34(2)	2,600,000	2,588,901
Palmer Square CLO Ltd., Series 2014-1A, Class A1R2, VRN, 6.79%, (3-month SOFR plus 1.39%), 1/17/31(2)	811,154	812,433
Rockford Tower CLO Ltd., Series 2020-1A, Class B, VRN, 7.48%, (3-month SOFR plus 2.06%), 1/20/32(2)	1,800,000	1,800,939
Shelter Growth CRE Issuer Ltd., Series 2022-FL4, Class A, VRN, 7.65%, (1-month SOFR plus 2.30%), 6/17/37(2)	1,898,001	1,896,080
Wellfleet CLO Ltd., Series 2022-1A, Class B2, 4.78%, 4/15/34(2)	2,000,000	1,856,484
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $21,591,464)		21,111,330
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.2%
Private Sponsor Collateralized Mortgage Obligations — 3.0%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	16,705	15,172
Agate Bay Mortgage Trust, Series 2015-7, Class A3, VRN, 3.50%, 10/25/45(2)	485,209	433,338
Angel Oak Mortgage Trust, Series 2019-5, Class A3, VRN, 2.92%, 10/25/49(2)	238,537	230,180
Angel Oak Mortgage Trust, Series 2019-6, Class A3, SEQ, VRN, 2.93%, 11/25/59(2)	266,795	257,914
Arroyo Mortgage Trust, Series 2021-1R, Class A2, VRN, 1.48%, 10/25/48(2)	434,495	359,793
Arroyo Mortgage Trust, Series 2021-1R, Class A3, VRN, 1.64%, 10/25/48(2)	354,457	293,284
Bellemeade Re Ltd., Series 2021-3A, Class M1A, VRN, 6.34%, (30-day average SOFR plus 1.00%), 9/25/31(2)	655,437	654,115
Bellemeade RE Ltd., Series 2019-3A, Class M1C, VRN, 7.42%, (1-month SOFR plus 2.06%), 7/25/29(2)	1,432,924	1,436,252
Cendant Mortgage Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	91,263	87,989
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	208,295	190,542
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A3, SEQ, VRN, 1.54%, 2/25/66(2)	408,325	345,823
Deephaven Residential Mortgage Trust, Series 2020-2, Class A3, SEQ, 2.86%, 5/25/65(2)	2,187,952	2,145,340

		Principal Amount/Shares	Value
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.75%, 10/25/29(2)		$480,153	$459,719
JP Morgan Mortgage Trust, Series 2016-1, Class A7, SEQ, VRN, 3.50%, 5/25/46(2)		1,147,644	1,020,228
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.45%, 1/25/47(2)		534,458	473,843
OBX Trust, Series 2023-NQM9, Class A2, 7.51%, 10/25/63(2)		1,311,013	1,342,669
Sequoia Mortgage Trust, Series 2017-7, Class A7, SEQ, VRN, 3.50%, 10/25/47(2)		774,209	685,566
STAR Trust, Series 2021-1, Class A1, SEQ, VRN, 1.22%, 5/25/65(2)		1,078,174	958,206
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(2)		3,765,000	3,421,686
Verus Securitization Trust, Series 2021-1, Class A3, VRN, 1.16%, 1/25/66(2)		955,792	823,937
Verus Securitization Trust, Series 2021-5, Class A3, VRN, 1.37%, 9/25/66(2)		1,561,429	1,289,862
Vista Point Securitization Trust, Series 2020-2, Class A3, VRN, 2.50%, 4/25/65(2)		400,390	370,952
			17,296,410
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FNMA, Series 2014-C02, Class 2M2, VRN, 8.05%, (30-day average SOFR plus 2.71%), 5/25/24		320,128	322,280
FNMA, Series 2022-R03, Class 1M1, VRN, 7.44%, (30-day average SOFR plus 2.10%), 3/25/42(2)		816,111	826,011
			1,148,291
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,971,246)			18,444,701
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.2%
Canada — 3.2%
Canadian Government Bond, 3.75%, 5/1/25	CAD	12,500,000	9,378,420
Canadian Government Bond, 3.50%, 3/1/28	CAD	11,500,000	8,770,220
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $17,809,333)			18,148,640
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 7.48%, (1-month SOFR plus 2.11%), 9/15/36(2)		$1,180,303	1,131,035
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 7.88%, (1-month SOFR plus 2.51%), 9/15/36(2)		1,500,000	1,433,245
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, VRN, 7.01%, (1-month SOFR plus 1.65%), 5/15/36(2)		2,599,533	2,591,694
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class B, VRN, 6.64%, (1-month SOFR plus 1.28%), 5/15/36(2)		1,371,588	1,368,277
Extended Stay America Trust, Series 2021-ESH, Class E, VRN, 8.33%, (1-month SOFR plus 2.96%), 7/15/38(2)		2,428,811	2,388,015
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(2)		3,055,000	2,741,035
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $12,130,781)			11,653,301
ASSET-BACKED SECURITIES — 2.0%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(2)		3,600,000	3,153,751
Blackbird Capital II Aircraft Lease Ltd., Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(2)		1,072,281	926,505
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A, SEQ, 2.94%, 5/25/29(2)		138,027	134,668

		Principal Amount/Shares	Value
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(2)	CAD	2,950,000	$2,077,189
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)		$1,500,000	1,391,282
Goodgreen Trust, Series 2020-1A, Class A, SEQ, 2.63%, 4/15/55(2)		887,552	700,619
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(2)		575,329	455,449
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(2)		733,678	695,812
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class B, 2.75%, 8/20/36(2)		829,057	795,203
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class B, 1.34%, 11/20/37(2)		1,370,868	1,293,475
TOTAL ASSET-BACKED SECURITIES (Cost $13,029,561)			11,623,953
MUNICIPAL SECURITIES — 0.4%
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34		1,120,000	945,010
University of California Rev., 1.32%, 5/15/27		1,605,000	1,454,297
TOTAL MUNICIPAL SECURITIES (Cost $2,589,874)			2,399,307
SHORT-TERM INVESTMENTS — 8.5%
Commercial Paper(4) — 7.1%
Caterpillar Financial Services Corp., 5.44%, 1/16/24(2)		16,000,000	15,957,444
Chariot Funding LLC, 5.59%, 1/3/24(2)		17,500,000	17,487,047
Thunder Bay Funding LLC, 5.47%, 1/5/24(2)		7,500,000	7,496,675
			40,941,166
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class		7,989,427	7,989,427
TOTAL SHORT-TERM INVESTMENTS (Cost $48,945,566)			48,930,593
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $625,214,195)			576,087,257
OTHER ASSETS AND LIABILITIES — (0.4)%			(2,439,403)
TOTAL NET ASSETS — 100.0%			$573,647,854

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	19,475,695	CAD	26,414,106	UBS AG	3/15/24	$(478,416)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	180	March 2024	$37,064,531	$349,805
U.S. Treasury 5-Year Notes	340	March 2024	36,982,969	782,931
U.S. Treasury 10-Year Notes	64	March 2024	7,225,000	201,864
U.S. Treasury 10-Year Ultra Notes	90	March 2024	10,621,406	441,387
U.S. Treasury Ultra Bonds	20	March 2024	2,671,875	228,662
			$94,565,781	$2,004,649
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	6/6/24	$19,000,000	$(654)	$2,366,296	$2,365,642
CPURNSA	Receive	1.71%	6/20/24	$12,600,000	(601)	1,585,575	1,584,974
CPURNSA	Receive	1.86%	7/30/24	$12,500,000	(601)	1,451,582	1,450,981
CPURNSA	Receive	1.86%	8/1/24	$13,600,000	(610)	1,582,380	1,581,770
CPURNSA	Receive	1.08%	6/4/25	$4,000,000	524	653,298	653,822
CPURNSA	Receive	2.24%	1/12/26	$9,000,000	555	936,729	937,284
CPURNSA	Receive	2.50%	8/9/26	$10,000,000	463	(51,722)	(51,259)
CPURNSA	Receive	2.15%	11/20/27	$5,000,000	(553)	555,637	555,084
CPURNSA	Receive	2.31%	3/28/28	$11,500,000	(624)	1,042,454	1,041,830
CPURNSA	Receive	2.47%	5/3/28	$5,000,000	469	(14,930)	(14,461)
CPURNSA	Receive	1.80%	10/21/29	$6,100,000	(566)	898,824	898,258
CPURNSA	Receive	1.88%	11/21/29	$1,000,000	(517)	140,616	140,099
CPURNSA	Receive	1.87%	11/25/29	$5,000,000	(554)	706,625	706,071
CPURNSA	Receive	2.44%	2/2/30	$10,500,000	508	31,825	32,333
CPURNSA	Receive	1.29%	5/19/30	$3,000,000	533	591,842	592,375
CPURNSA	Receive	1.63%	6/25/30	$8,000,000	586	1,423,931	1,424,517
CPURNSA	Receive	2.66%	8/2/30	$3,400,000	496	(48,681)	(48,185)
CPURNSA	Receive	2.50%	9/3/31	$10,000,000	608	619,455	620,063
CPURNSA	Receive	2.62%	3/2/33	$3,200,000	490	(30,080)	(29,590)
CPURNSA	Receive	2.50%	5/3/33	$3,500,000	502	(9,807)	(9,305)
CPURNSA	Receive	2.65%	8/2/33	$10,800,000	591	(183,289)	(182,698)
					$1,045	$14,248,560	$14,249,605

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.(5)	CPURNSA	Receive	2.53%	8/19/24	$4,000,000	$105,277
Bank of America N.A.(5)	CPURNSA	Receive	1.79%	8/27/25	$3,000,000	403,333
Bank of America N.A.(5)	CPURNSA	Receive	2.24%	4/11/27	$7,000,000	668,160
Bank of America N.A.(5)	CPURNSA	Receive	2.22%	4/13/27	$1,750,000	171,148
Bank of America N.A.(5)	CPURNSA	Receive	2.24%	4/28/27	$4,000,000	385,852
Barclays Bank PLC	CPURNSA	Receive	2.59%	7/23/24	$2,300,000	40,955
Barclays Bank PLC	CPURNSA	Receive	2.39%	9/19/24	$6,000,000	269,676
Barclays Bank PLC	CPURNSA	Receive	2.36%	9/29/24	$6,500,000	312,320
Barclays Bank PLC	CPURNSA	Receive	2.90%	12/21/27	$15,100,000	(2,087,171)
Barclays Bank PLC	CPURNSA	Receive	2.78%	7/2/44	$3,600,000	(297,287)
Goldman Sachs & Co.	CPURNSA	Receive	1.87%	5/23/26	$1,500,000	215,680
Goldman Sachs & Co.	CPURNSA	Receive	1.92%	5/31/26	$13,000,000	1,788,900
Goldman Sachs & Co.	CPURNSA	Receive	1.77%	6/16/26	$12,500,000	1,910,530
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$2,500,000	247,910
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$2,500,000	238,048
						$4,373,331
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $8,124,914.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $106,224,310, which represented 18.5% of total net assets.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(5)Collateral has been received at the custodian for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $1,938,173.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities, at value (cost of $625,214,195)	$576,087,257
Cash	4,628,208
Receivable for investments sold	922,921
Receivable for capital shares sold	470,706
Receivable for variation margin on futures contracts	31,075
Swap agreements, at value	6,757,789
Interest receivable	2,778,275
591,676,231

Liabilities
Payable for collateral received for swap agreements	4,620,000
Payable for investments purchased	9,471,675
Payable for capital shares redeemed	685,281
Payable for variation margin on swap agreements	66,269
Unrealized depreciation on forward foreign currency exchange contracts	478,416
Swap agreements, at value	2,384,458
Accrued management fees	222,332
Distribution fees payable	99,946
18,028,377

Net Assets	$573,647,854

Net Assets Consist of:
Capital (par value and paid-in surplus)	$648,322,570
Distributable earnings (loss)	(74,674,716)
$573,647,854

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$101,998,896	10,865,033	$9.39
Class II, $0.01 Par Value	$471,648,958	50,356,264	$9.37

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2023
Investment Income (Loss)
Income:
Interest	$25,188,837

Expenses:
Management fees	2,757,288
Interest expenses	1,051,806
Distribution fees - Class II	1,246,231
Directors' fees and expenses	43,938
5,099,263

Net investment income (loss)	20,089,574

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(16,981,234)
Forward foreign currency exchange contract transactions	346,488
Futures contract transactions	(4,941,663)
Swap agreement transactions	3,976,573
Foreign currency translation transactions	(7,868)
(17,607,704)

Change in net unrealized appreciation (depreciation) on:
Investments	18,946,193
Forward foreign currency exchange contracts	(468,973)
Futures contracts	2,159,763
Swap agreements	(3,321,703)
Translation of assets and liabilities in foreign currencies	3,992
17,319,272

Net realized and unrealized gain (loss)	(288,432)

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,801,142

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022
Increase (Decrease) in Net Assets	December 31, 2023	December 31, 2022
Operations
Net investment income (loss)	$20,089,574	$32,985,681
Net realized gain (loss)	(17,607,704)	(24,644,945)
Change in net unrealized appreciation (depreciation)	17,319,272	(108,846,246)
Net increase (decrease) in net assets resulting from operations	19,801,142	(100,505,510)

Distributions to Shareholders
From earnings:
Class I	(3,678,268)	(5,892,222)
Class II	(16,272,832)	(31,912,391)
From tax return of capital:
Class I	—	(305,839)
Class II	—	(1,656,433)
Decrease in net assets from distributions	(19,951,100)	(39,766,885)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(48,208,911)	(28,353,483)

Net increase (decrease) in net assets	(48,358,869)	(168,625,878)

Net Assets
Beginning of period	622,006,723	790,632,601
End of period	$573,647,854	$622,006,723

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the period ended December 31, 2023 was 0.46%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2023 totaled $153,945,399, of which $107,575,591 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2023 totaled $234,207,073, of which $83,084,668 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	2,759,900	$26,032,466	3,322,007	$34,615,177
Issued in reinvestment of distributions	394,054	3,678,268	627,219	6,198,061
Redeemed	(3,232,495)	(30,472,748)	(4,045,151)	(42,707,940)
	(78,541)	(762,014)	(95,925)	(1,894,702)
Class II/Shares Authorized	250,000,000		250,000,000
Sold	5,757,664	54,292,743	15,533,515	164,008,291
Issued in reinvestment of distributions	1,748,181	16,272,832	3,403,558	33,568,824
Redeemed	(12,559,771)	(118,012,472)	(21,687,471)	(224,035,896)
	(5,053,926)	(47,446,897)	(2,750,398)	(26,458,781)
Net increase (decrease)	(5,132,467)	$(48,208,911)	(2,846,323)	$(28,353,483)

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$311,661,471	—
U.S. Government Agency Securities	—	53,242,235	—
U.S. Government Agency Mortgage-Backed Securities	—	42,912,905	—
Corporate Bonds	—	35,958,821	—
Collateralized Loan Obligations	—	21,111,330	—
Collateralized Mortgage Obligations	—	18,444,701	—
Sovereign Governments and Agencies	—	18,148,640	—
Commercial Mortgage-Backed Securities	—	11,653,301	—
Asset-Backed Securities	—	11,623,953	—
Municipal Securities	—	2,399,307	—
Short-Term Investments	$7,989,427	40,941,166	—
	$7,989,427	$568,097,830	—
Other Financial Instruments
Futures Contracts	$2,004,649	—	—
Swap Agreements	—	$21,342,892	—
	$2,004,649	$21,342,892	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$2,719,956	—
Forward Foreign Currency Exchange Contracts	—	478,416	—
	—	$3,198,372	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $12,322,584.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $100,000,926 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $268,325,000.

Value of Derivative Instruments as of December 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$478,416
Interest Rate Risk	Receivable for variation margin on futures contracts*	$31,075	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	66,269
Other Contracts	Swap agreements	6,757,789	Swap agreements	2,384,458
		$6,788,864		$2,929,143
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$346,488	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(468,973)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(4,941,663)	Change in net unrealized appreciation (depreciation) on futures contracts	2,159,763
Other Contracts	Net realized gain (loss) on swap agreement transactions	3,976,573	Change in net unrealized appreciation (depreciation) on swap agreements	(3,321,703)
		$(618,602)		$(1,630,913)

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$1,733,770	—	$(1,733,770)	—
Barclays Bank PLC	622,951	$(622,951)	—	—
Goldman Sachs & Co.	4,401,068	—	(4,401,068)	—
	$6,757,789	$(622,951)	$(6,134,838)	—

Liabilities
Barclays Bank PLC	$2,384,458	$(622,951)	$(1,761,507)	—
UBS AG	478,416	—	—	$478,416
	$2,862,874	$(622,951)	$(1,761,507)	$478,416
*The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$19,951,100	$34,005,447
Long-term capital gains	—	$3,799,166
Tax return of capital	—	$1,962,272

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$628,161,594
Gross tax appreciation of investments	$1,274,247
Gross tax depreciation of investments	(53,348,584)
Net tax appreciation (depreciation) of investments	(52,074,337)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	18,625,887
Net tax appreciation (depreciation)	$(33,448,450)
Other book-to-tax adjustments	$(401,782)
Undistributed ordinary income	$205,956
Accumulated short-term capital losses	$(24,488,829)
Accumulated long-term capital losses	$(16,541,611)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Corporate Event

On December 20, 2023, the Board of Directors approved an agreement and plan of reorganization (the reorganization) of the fund into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The reorganization is subject to the approval of shareholders of the fund.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023	$9.40	0.34	(0.01)	0.33	(0.34)	—	—	(0.34)	$9.39	3.60%	0.64%	3.55%	28%	$101,999
2022	$11.44	0.50	(1.94)	(1.44)	(0.51)	(0.06)	(0.03)	(0.60)	$9.40	(12.88)%	0.52%	4.87%	86%	$102,827
2021	$11.11	0.39	0.32	0.71	(0.38)	—	—	(0.38)	$11.44	6.61%	0.46%	3.48%	64%	$126,346
2020	$10.28	0.16	0.84	1.00	(0.17)	—	—	(0.17)	$11.11	9.81%	0.47%	1.53%	66%	$123,185
2019	$9.66	0.25	0.63	0.88	(0.26)	—	—	(0.26)	$10.28	9.16%	0.47%	2.48%	41%	$98,523
Class II
2023	$9.37	0.31	—(3)	0.31	(0.31)	—	—	(0.31)	$9.37	3.40%	0.89%	3.30%	28%	$471,649
2022	$11.42	0.48	(1.95)	(1.47)	(0.49)	(0.06)	(0.03)	(0.58)	$9.37	(13.08)%	0.77%	4.62%	86%	$519,180
2021	$11.09	0.36	0.32	0.68	(0.35)	—	—	(0.35)	$11.42	6.27%	0.71%	3.23%	64%	$664,287
2020	$10.26	0.14	0.84	0.98	(0.15)	—	—	(0.15)	$11.09	9.55%	0.72%	1.28%	66%	$514,161
2019	$9.64	0.22	0.63	0.85	(0.23)	—	—	(0.23)	$10.26	8.90%	0.72%	2.23%	41%	$510,615

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP Inflation Protection Fund and the Board of Directors of American Century Variable Portfolios II, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Inflation Protection Fund (the “Fund”), the fund constituting the American Century Variable Portfolios II, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Inflation Protection Fund of the American Century Variable Portfolios II, Inc. as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended December 31, 2020, were audited by other auditors, whose report, dated February 11, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chairman since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	85	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, EMPIRE (digital media distribution) (2023 to present); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere(1) (1947)	Director	Since 2007	Retired	32	None
John B. Shoven(1) (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None

(1) Effective December 31, 2023, Peter F. Pervere and John B. Shoven retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-378-9878 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios II, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91444 2402

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto and Anne Casscells are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $19,660
FY 2023: $20,549

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $50,000
FY 2023: $343,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	February 22, 2024

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 22, 2024